                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) March 13, 2008
                                                 -----------------

                          Hudson Valley Holding Corp.
               --------------------------------------------------
               (Exact Name of Registrant as specified in charter)



       New York                      030525                13-3148745
-------------------------         ------------         -------------------
(State or other jurisdic-         (Commission            (IRS Employer
 tion of incorporation)           File Number)         Identification No.)


  21 Scarsdale Road, Yonkers New York                   10707
----------------------------------------              ----------
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code  (914) 961-6100
                                                   ----------------


 Not applicable
--------------------------------------------------------------
(Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a.-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.02(a). NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

      In preparing the Consolidated Financial Statements of Hudson Valley Holding Corp. (the "Company") for the year ended December 31, 2007, the Company determined that its previously issued Consolidated Statements of Cash Flows in certain prior periods contained errors resulting primarily from the misclassification of changes in bank owned life insurance, goodwill and intangible assets as operating cash flows rather than investing activities. These errors resulted in an understatement of cash provided by operating activities and a corresponding understatement of cash used in investing activities. These errors had no effect on (Decrease) Increase in Cash and Due from Banks or Cash and due from banks in any of the affected periods. These errors also had no affect on the Company's net interest income, net income, earnings per share, total assets and total stockholders' equity. Accordingly, the Company's capital ratios remain unchanged.

      As a result, on March 13, 2008, management recommended to the Audit Committee of the Board of Directors that the Company's previously issued consolidated statements of cash flows for each of the years ended December 31, 2006 and 2005, as well as its interim condensed consolidated statements of cash flows for the nine-month periods ended September 30, 2007 and 2006, the six-month periods ended June 30, 2007 and 2006 and the three-month periods ended March 31, 2007 and 2006, be restated to properly reflect these cash flows. The Audit Committee agreed with management's recommendation and has authorized the filing of this report. Accordingly, the Company's consolidated financial statements for these periods and the related reports of its independent registered public accounting firm should not be relied upon.

      The Company's 2007 Annual Report on Form 10-K, which is being filed concurrently with this report, includes the restated Consolidated Statements of Cash Flows for each of the years ended December 31, 2006 and 2005. The Company will restate its interim condensed consolidated statements of cash flows for the three, six and nine-month periods ended March 31, 2007, June 30, 2007 and September 30, 2007.

The Company's Audit Committee has discussed the matters disclosed in this Item 4.02(a) with its independent registered public accounting firms, Deloitte & Touche LLP for years 2006 and 2005 and Crowe Chizek and Company LLC for year 2007.

A summary presentation of these cash flow restatements is presented below for each of:

-     the years ended December 31, 2006 and 2005;

-     the nine-month periods ended September 30, 2007 and 2006;

-     the six-month periods ended June 30, 2007 and 2006; and

-     the three-month periods ended March 31, 2007 and 2006.

                                                              AS
                                                           PREVIOUSLY                       AS
(DOLLARS IN THOUSANDS)                                     PRESENTED      ADJUSTMENT     RESTATED
----------------------                                     ---------      ---------      ---------
FOR THE YEAR ENDED DECEMBER 31, 2006:
   Increase in cash value of bank owned life insurance          --        $    (427)     $    (427)
   Amortization of other intangible assets ...........          --              822            822
   Deferred tax (benefit) ............................     $     959            324          1,283
   Decrease (increase) in other assets ...............        (9,211)         8,412           (799)
NET CASH PROVIDED BY OPERATING ACTIVITIES ............        29,595          9,131         38,726
   Premiums paid on bank owned life insurance ........          --             (680)          (680)
   Increase in goodwill ..............................          --           (4,544)        (4,544)
   Increase in other intangible assets ...............          --           (3,907)        (3,907)
NET CASH USED IN INVESTING ACTIVITIES ................      (237,007)        (9,131)      (246,138)

FOR THE YEAR ENDED DECEMBER 31, 2005:
   Increase in cash value of bank owned life insurance          --        $    (474)     $    (474)
   Amortization of other intangible assets ...........          --              264            264
   Deferred tax (benefit) ............................     $    (671)          (150)          (821)
   Decrease (increase) in other assets ...............        (2,978)         2,638           (340)
NET CASH PROVIDED BY OPERATING ACTIVITIES ............        36,742          2,278         39,020
   Premiums paid on bank owned life insurance ........          --             (705)          (705)
   Increase in goodwill ..............................          --           (1,573)        (1,573)
NET CASH USED IN INVESTING ACTIVITIES ................      (187,204)        (2,278)      (189,482)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007:
   Increase in cash value of bank owned life insurance          --        $    (225)     $    (225)
   Amortization of other intangible assets ...........          --              616            616
   Deferred tax (benefit) ............................     $    (905)           192           (713)
   Decrease (increase) in other assets ...............         2,720           (190)          2,530
NET CASH PROVIDED BY OPERATING ACTIVITIES ............        30,986            393         31,379
   Premiums paid on bank owned life insurance ........          --             (393)          (393)
NET CASH USED IN INVESTING ACTIVITIES ................        33,594           (393)        33,201

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006:
   Increase in cash value of bank owned life insurance          --        $    (225)     $    (225)
   Amortization of other intangible assets ...........          --              616            616
   Decrease (increase) in other assets ...............        (5,681)         5,805            124
NET CASH PROVIDED BY OPERATING ACTIVITIES ............        22,985          6,196         29,181
   Premiums paid on bank owned life insurance ........          --             (834)          (834)
   Increase in goodwill ..............................          --           (1,455)        (1,455)
   Increase in other intangible assets ...............          --           (3,907)        (3,907)
NET CASH USED IN INVESTING ACTIVITIES ................      (200,804)        (6,196)      (207,000)

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
                                                              AS
                                                           PREVIOUSLY                       AS
(DOLLARS IN THOUSANDS)                                     PRESENTED      ADJUSTMENT     RESTATED
----------------------                                     ---------      ---------      ---------
FOR THE SIX MONTHS ENDED JUNE 30, 2007:
   Increase in cash value of bank owned life insurance          --        $    (150)     $    (150)
   Amortization of other intangible assets ...........          --              411            411
   Deferred tax (benefit) ............................     $    (815)           127           (688)
   Decrease (increase) in other assets ...............           764            (28)           736
NET CASH PROVIDED BY OPERATING ACTIVITIES ............        20,031            360         20,391
   Premiums paid on bank owned life insurance ........          --             (360)          (360)
NET CASH USED IN INVESTING ACTIVITIES ................      (106,917)          (360)      (107,277)

FOR THE SIX MONTHS ENDED JUNE 30, 2006:
   Increase in cash value of bank owned life insurance          --        $    (150)     $    (150)
   Amortization of other intangible assets ...........          --              411            411
   Decrease (increase) in other assets ...............        (6,034)         5,870           (164)
NET CASH PROVIDED BY OPERATING ACTIVITIES ............        16,576          6,131         22,707
   Premiums paid on bank owned life insurance ........          --             (769)          (769)
   Increase in goodwill ..............................          --           (1,455)        (1,455)
   Increase in other intangible assets ...............          --           (3,907)        (3,907)
NET CASH USED IN INVESTING ACTIVITIES ................      (158,944)        (6,131)      (165,075)

FOR THE THREE MONTHS ENDED MARCH 31, 2007:
   Increase in cash value of bank owned life insurance          --        $     (75)     $     (75)
   Amortization of other intangible assets ...........          --              205            205
   Deferred tax (benefit) ............................     $    (382)            65           (317)
   Decrease (increase) in other assets ...............           659            100            759
NET CASH PROVIDED BY OPERATING ACTIVITIES ............         6,808            295          7,103
   Premiums paid on bank owned life insurance ........          --             (295)          (295)
NET CASH USED IN INVESTING ACTIVITIES ................       (95,373)          (295)       (95,668)

FOR THE THREE MONTHS ENDED MARCH 31, 2006:
   Increase in cash value of bank owned life insurance          --        $     (75)     $     (75)
   Amortization of other intangible assets ...........          --              205            205
   Decrease (increase) in other assets ...............        (6,275)         5,775           (500)
NET CASH PROVIDED BY OPERATING ACTIVITIES ............         4,570          5,905         10,626
   Premiums paid on bank owned life insurance ........          --             (543)          (543)
   Increase in goodwill  ..............................         --           (1,455)        (1,455)
   Increase in other intangible assets ...............          --           (3,907)        (3,907)
NET CASH USED IN INVESTING ACTIVITIES ................      (161,618)        (5,905)      (167,523)

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This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. We have attempted to identify forward-looking statements by terminology including "anticipates," "believes," "can," "continue," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "should" or "will" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, that may cause our or the banking industry's actual results, level of activity, performance or achievements to be materially different from any future results, level of activity, performance or achievements expressed or implied by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to, material adverse changes in the Company's operations or earnings, or a decline in the economy in the New York Metropolitan area. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       HUDSON VALLEY HOLDING CORP.

                                       By:  /s/ Stephen R. Brown
                                           -------------------------------------
                                              Senior Executive Vice President,
                                                Chief Financial Officer and
                                                         Treasurer

March 14, 2008